UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04656

ELLSWORTH FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

ELLSWORTH FUND LTD.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end:  September 30, 2010

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ELLSWORTH FUND LTD.

2010 Semi-Annual Report
March 31, 2010

2010 Semi-Annual Report
March 31, 2010

Ellsworth Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through March 31, 2010 with dividends reinvested

	Calendar		Annualized		10 Year
	YTD	1 Year	5 Years	10 Years	Volatility *

Ellsworth market price	5.36%	51.38%	5.06%	4.78%	21.39%
Ellsworth net asset value	4.13	46.20	4.07	1.97	20.42
Bank of America Merrill Lynch All
Convertibles Index	5.64	53.24	4.82	2.02	23.82
S&P 500 Index	5.39	49.72	1.92	(0.65)	26.92
Barclays Aggregate Bond Total Return Index	1.78	7.69	5.44	6.29	3.75

Bank of America Merrill Lynch All Convertibles Index and S&P 500 Index performance in the table above are from Bloomberg L.P. pricing service. Barclays Aggregate Bond Total Return Index is from Barclays Capital.

Ellsworth’s performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.21%. Performance data represent past results and do not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE Amex: symbol ECF)
Qtr. Ended	High	Low	Close	High	Low	Close

6/30/09	$6.51	$5.63	$6.39	$5.75	$4.70	$5.49
9/30/09	7.18	6.27	7.15	6.21	5.35	6.16
12/31/09	7.56	7.02	7.54	6.57	5.93	6.56
3/31/10	7.82	7.24	7.77	6.89	6.22	6.84

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total

5/14/09	5/28/09	$0.0750	—	$0. 0750
8/13/09	8/27/09	0.0650	—	0.0650
10/22/09	11/25/09	0.0985	—	0.0985
2/11/10	2/25/10	0.0675	—	0.0675

		$0.3060	—	$0.3060

To Our Shareholders

May 12, 2010

          Ellsworth Fund Ltd. invests primarily in convertible securities, an asset class that has been able to provide total returns that are competitive with changes in equity indices over a full market cycle while providing higher cash income and lower volatility. We strongly believe that convertible securities are a very appropriate alternative to equity investing when investors need both cash flow and a growth component in their portfolio. As the capital markets rebuilt themselves from the lows of the winter of 2009, convertible securities performed well and, although their apparent gross undervaluation of a year ago has now been accounted for, we believe they are still priced attractively relative to the equity market.

          Since the market decline in 2008, the issuance of new convertible securities has not been as substantial as we expected. Although 2009 saw a reasonable number of new issues (over 100), the aggregate dollar amount of these offerings was the lowest in over a decade. This year has seen issuance running at a higher rate through the first four months of the year (twenty-nine issues, with a collective $9.7 billion in market value), but at a much lower rate than in the second half of 2009. We expect issuance to rise as the year progresses, but it is currently running at a disappointing rate. Despite this disappointment, the overall convertible market capitalization has continued to expand from its lows in 2008. We believe the issuance of new convertible securities is an essential part of the economic recovery process and we find it surprising that many potential issuers have deferred coming to market for now.

           The overall make-up of Ellsworth’s portfolio is balanced. At March 31, 2010 the Fund had a weighted average current yield of 3.84%, a median premium to conversion value of 26.6%, an average premium to conversion value of 49.2%, an average delta of 0.64 (a measure of equity sensitivity), and an average rating of BB. This compares to the Bank America Merrill Lynch All Convertibles Index (BAML Index) which has an average current yield of 3.58%, a 60.9% average premium to conversion value, a 0.58 average delta, and an average rating of BB. Ellsworth’s portfolio has a higher yield, a lower premium, higher equity sensitivity, and a similar rating to the BAML Index. Although past performance is no guarantee of future returns, we believe the Fund’s portfolio is well positioned to provide an attractive mix of returns from yield and capital gains.

          Performance for the Fund’s second quarter was enhanced by its exposure to travel and leisure, as well as to the banking and chemicals industries. Performance was held back, however, by its exposure to aerospace and defense, as well as to the utilities industry. As indicated in the performance chart on the opposite page of this Semi-Annual Report, the Fund’s market return outperformed the BAML Index over the five- and ten-year periods ended March 31, 2010, was in line with the BAML Index for the three-month period, but underperformed for twelve months. Return on the Fund’s net asset value (NAV) outperformed the BAML Index for ten years, performed in line for five years (when adjusted for expenses and the fiscal 2004 rights offering), but underperformed for the three-month and one-year periods, also ended March 31, 2010. For the ten-year performance, the volatility of the Fund’s NAV and market return, as measured by standard deviation, were lower than that of the BAML Index. The Fund has sought to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility.

          Posted on the Fund’s website is a recently updated white paper on convertible securities written by Dinsmore Capital Management Co., which we believe you will find informative and educational.

continued on the following page

To Our Shareholders (continued)

          The results of the 2010 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its April meeting, the Board of Trustees of the Fund declared a dividend of $0.0675 per share. The dividend consists of undistributed net investment income and will be payable on May 27, 2010 to shareholders of record on May 13, 2010.

Thomas H. Dinsmore
Chairman of the Board

Ten-year Growth of $1 from 3/31/2000
All dividends reinvested
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Ellsworth NAV, includes rights offering
Ellsworth Market Return, includes rights offering
S&P 500 Index
BAML All Convertibles Index

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets

Equinix, Inc.	$2,669,475	2.6%
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Blackboard Inc.	2,537,500	2.4

Blackboard is a provider of enterprise software applications and related services to the education industry. The company serves colleges, universities, schools and other education providers, textbook publishers, student-focused merchants, corporate, and government clients.

EMC Corp.	2,384,500	2.3
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Vale S.A.	2,337,740	2.3
Vale produces and sells iron ore, pellets, manganese, alloys, gold, bauxite and alumina. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

Nuance Communications, Inc.	2,172,500	2.1

Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, entering a destination into a navigation system, or working with portable document format (PDF) documents.

Euronet Worldwide, Inc.	2,126,250	2.0

Euronet is an electronic payments provider. The company offers automated teller machine (ATM), point-of-sale (POS) and card outsourcing services, integrated electronic financial transaction (EFT) software, network gateways, and electronic distribution of top-up services for prepaid mobile airtime and other prepaid products.

The Walt Disney Company	2,094,600	2.0
Disney, an entertainment company, has operations that include media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing.

Intel Corp.	2,081,250	2.0

Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

Whiting Petroleum Corp.	1,979,200	1.9

Whiting is an independent oil and gas company. The company is engaged in acquisition, development, exploitation, production and exploration activities primarily in the Permian Basin, Rocky Mountains, Mid-Continent, Gulf Coast and Michigan regions of the United States.

Total	$20,383,015	19.6%

Major Industry Exposure

% Total Net Assets

Telecommunications	16.3%
Energy	15.2
Computer Software	9.8
Pharmaceuticals	8.4
Healthcare	7.6
Financial Services	5.8
Minerals and Mining	5.4
Banking/Savings and Loan	4.5
Foods	3.7
Computer Hardware	2.9

Total	79.6%

Major Portfolio Changes by underlying common stock
Six months ended March 31, 2010

ADDITIONS	REDUCTIONS

Annaly Capital Management, Inc.	Biomed Realty Trust

Citigroup, Inc.	Chattem, Inc.

Dole Food Company, Inc.	General Cable Corp.

DryShips Inc.	Goldcorp Inc.

EMC Corp.	JetBlue Airways Corp.

Finisar Corp.	Johnson & Johnson

JAKKS Pacific, Inc.	Kinetic Concepts, Inc.

Knight Capital Group, Inc.	KKR Financial Holdings LLC

Lexington Realty Trust	LSB Industries, Inc.

Mylan, Inc.	McMoRan Exploration Co.

Nuance Communications, Inc.	Millipore Corp.

Salesforce.com, Inc.	NETAPP, Inc.

SBA Communications Corp.	NII Holdings, Inc.

SunPower Corp.	Oil States International, Inc.

Titan International, Inc.	Richardson Electronics, Ltd.

Verizon Communications, Inc.	The Great Atlantic & Pacific Tea Company

Portfolio of Investments March 31, 2010 (unaudited)

	Principal Amount	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - 71.3%

Aerospace and Defense - 1.0%
Alliant Techsystems, Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,025,000

Automotive - 1.1%
Titan International, Inc. 5.625%, due 2017 cv. sr. sub. notes (NR) (1)	1,000,000	1,100,000

Computer Hardware - 2.9%
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,900,000	2,384,500
NETAPP, Inc. 1.75%, due 2013 cv. sr. notes (NR)	500,000	588,125

		2,972,625

Computer Software - 9.8%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (BB-)	2,500,000	2,537,500
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,500,000	1,672,500
Nuance Communications Inc. 2.75%, due 2027 cv. sr. deb. (B-)	2,000,000	2,172,500
Rovi Corp. 2.625%, due 2040 cv. sr. notes (NR) (1)	1,000,000	1,003,750
Salesforce.com, Inc. 0.75%, due 2015 cv. sr. notes (NR) (1)	1,000,000	1,047,500
Sybase, Inc. 3.5%, due 2029 cv. sr. notes (NR)	1,500,000	1,794,375

		10,228,125

Construction Material - 0.5%
CEMEX, S.A.B. de C.V. 4.875%, due 2015 cv. sub. notes (NR) (1)	500,000	515,200

Consumer Goods - 1.0%
Regis Corp. 5%, due 2014 cv. sr. notes (NR)	750,000	1,029,375

Data Processing - 0.6%
CSG Systems International, Inc. 3%, due 2017 cv. sr. sub. notes (NR) (1)	550,000	580,250

Energy - 8.4%
Covanta Holding Corp. 1%, due 2027 cv. sr. deb. (Ba3) (2)	2,000,000	1,887,500
Goodrich Petroleum Corp. 5%, due 2029 cv. sr. notes (NR)	1,000,000	872,500
McMoRan Exploration Co. 5.25%, due 2011 cv. sr. notes (NR)	1,090,000	1,170,388
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	1,075,000	1,628,625
SunPower Corp. 1.25%, due 2027 cv. sr. deb. (NR)	1,500,000	1,357,500
SunPower Corp. 4.5%, due 2015 sr. cash cv. deb. (NR) (1)	750,000	768,750
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR) (exchangeable for ADS representing common stock)	500,000	800,000
Verenium Corp. 9%, due 2027 cv. sr. secured notes (NR)	337,000	244,662

		8,729,925

Financial Services - 5.8%
Coinstar, Inc. 4%, due 2014 cv. sr. notes (BB)	1,000,000	1,077,500
Old Republic International Corp. 8%, due 2012 cv. sr. notes (Baa1)	1,500,000	1,886,250
Euronet Worldwide, Inc. 3.5%, due 2025 cv. deb. (B+) (2)	2,250,000	2,126,250
Knight Capital Group, Inc. due 2015 cash cv. sr. sub. notes (NR) (1)	1,000,000	980,000

		6,070,000

Foods - 1.1%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	1,300,000	1,168,375

Healthcare - 7.6%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR) (exchangeable for ADS representing common stock)	1,750,000	1,093,750
Greatbatch, Inc. 2.25%, due 2013 cv. sub. deb. (NR) (2)	1,500,000	1,359,375
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+)	1,500,000	1,695,000
LifePoint Hospitals Inc. 3.5%, due 2014 cv. sub. notes (B)	500,000	501,250
Millipore Corp. 3.75%, due 2026 cv. sr. notes (BB-) (2)	1,000,000	1,256,250
Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B3) (2)	850,000	723,563
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,250,000	1,326,563

		7,955,751

Portfolio of Investments March 31, 2010 (continued)

	Principal Amount	Value (Note 1)

CONVERTIBLE BONDS AND NOTES - continued

Leisure Products - 0.5%
JAKKS Pacific, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	$460,000	$496,800

Metals and Mining - 1.5%
Jaguar Mining, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	1,000,000	996,250
Kaiser Aluminum Corp. 4.5%, due 2015 cash cv. sr. notes (NR) (1)	500,000	517,500

		1,513,750

Multi-Industry - 1.4%
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	1,500,000	1,477,500

Pharmaceuticals - 6.9%
Amylin Pharmaceutical, Inc. 3%, due 2014 cv. sr. notes (NR)	700,000	627,375
Cephalon, Inc. 2.5%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,160,000
Endo Pharmaceuticals Holdings, Inc. 1.75%, due 2015 cv. sr. sub. notes (NR)	1,000,000	1,002,500
Mylan Laboratories, Inc. 1.25%, due 2012 cv. sr. notes (BB-) (convertible into Mylan, Inc. common stock)	1,500,000	1,672,500
Onyx Pharmaceuticals, Inc. 4%, due 2016 cv. sr. notes (NR)	750,000	816,563
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (A3) (exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,942,500

		7,221,438

Real Estate - 2.2%
Annaly Capital Management, Inc. 4%, due 2015 cv. sr. notes (NR)	1,250,000	1,273,438
Lexington Realty Trust 6%, due 2030 cv. guaranteed notes (NR) (1)	1,000,000	1,055,625

		2,329,063

Semiconductors - 2.0%
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (2)	1,500,000	1,479,375
Intel Corp. 3.25%, due 2039 jr. sub. cv. deb. (A-)	500,000	601,875

		2,081,250

Telecommunications - 14.4%
ADC Telecommunications Inc. 3.5%, due 2015 cv. sub. deb. (NR)	1,575,000	1,293,469
Anixter International Inc. 1%, due 2013 cv. sr. notes (BB-)	1,500,000	1,449,375
CommScope, Inc. 3.25%, due 2015 cv. sr. sub. notes (B)	1,000,000	1,216,250
Comtech Telecommunications Corp. 3% due 2029 cv. sr. notes (NR)	1,000,000	1,088,750
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	1,200,000	1,284,000
Equinix, Inc. 4.75%, due 2016 cv. sub. notes (B-)	1,015,000	1,385,475
Finisar Corp. 5% due 2029 cv. sr. notes (NR)	1,000,000	1,650,000
NII Holdings, Inc. 2.75%, due 2025 cv. notes (B-)	1,000,000	1,020,000
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	2,000,000	1,865,000
SBA Communications Corp. 4%, due 2014 cv. sr. notes (NR)	1,000,000	1,362,500
SBA Communications Corp. 1.875%, due 2013 cv. sr. notes (NR)	500,000	531,250
Telecommunications Systems, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	750,000	776,250

		14,922,319

Transportation - 1.9%
DryShips Inc. 5%, due 2014 cv. sr. notes (NR)	1,000,000	1,040,000
ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)	900,000	895,500

		1,935,500

Travel and Leisure - 0.7%
Morgans Hotel Group 2.375%, due 2014 cv. sr. sub. notes (NR)	1,000,000	752,500

TOTAL CONVERTIBLE BONDS AND NOTES		74,104,746

Portfolio of Investments March 31, 2010 (continued)

	Principal Amount	Value (Note 1)

CORPORATE BONDS AND NOTES - 1.2%

Finance - 0.5%
Lehman Brothers Holdings Inc. 6%, due 2010 medium-term notes (NR) (3)	$50,000	$218,500
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (NR) (3)	1,500,000	262,500

		481,000

Retail - 0.7%
Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012 (NR) (Acquired 06/01/07; Cost $1,500,000) (1,4,5)	1,500,000	750,000

TOTAL CORPORATE BONDS AND NOTES		1,231,000

CONVERTIBLE PREFERRED STOCKS - 10.0%	Shares

Banking/Savings and Loan - 4.5%
Bank of America Corp. 7.25% non-cum. perpetual cv. pfd., series L (Ba3)	1,000	975,000
New York Community Bancorp, Inc. 6% BONUSES units (Baa2)	24,000	1,254,000
Sovereign Capital Trust IV 4.375% PIERS (Baa3) (exchangeable for Sovereign Bancorp, Inc. common stock) (2)	14,000	448,000
Wells Fargo Corp. 7.5% perpetual cv. pfd., series L (Ba1)	2,000	1,954,000

		4,631,000

Energy - 4.4%
ATP Oil & Gas Corp. 8% perpetual cv. pfd. (NR) (1)	7,500	824,063
Chesapeake Energy Corp. 5% cum. cv. pfd. (B+)	5,000	421,000
Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)	16,360	1,368,023
Whiting Petroleum Corp. 6.25% perpetual cv. pfd. (B)	10,000	1,979,200

		4,592,286

Foods - 1.1%
Bunge Limited 4.875% cum. perpetual cv. pfd. (Ba1)	12,500	1,118,750

TOTAL CONVERTIBLE PREFERRED STOCKS		10,342,036

MANDATORY CONVERTIBLE SECURITIES - 8.8% (6)

Energy - 2.3%
Great Plains Energy, Inc. 12%, due 06/15/12 equity units (NR) (2)	20,000	1,270,200
Merrill Lynch & Co., Inc. 5.40%, due 09/27/10 PRIDES (A+) (linked to the performance of ConocoPhillips common stock)	2,000	1,156,400

		2,426,600

Finance - 1.0%
Citigroup, Inc. T-DECS 7.5%, due 12/15/12 (NR)	7,500	914,100
The Hartford Financial Services Group, Inc. depositary shares representing 7.25%, due 4/1/13 mandatory cv. pfd., series F (Ba2)	5,000	131,750

		1,045,850

Foods - 1.5%
2009 Dole Food ACES Trust 7%, due 11/1/2012 (NR) (exchangeable for Dole Food Company, Inc. common stock) (1)	130,000	1,600,625

Metals and Mining - 3.9%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 05/01/10 mandatory cv. pfd. (BB)	15,000	1,739,550
Vale Capital II 6.75%, due 06/15/12 mandatory cv. notes (BBBH) (exchangeable for ADS representing Vale S.A. common stock)	19,200	1,746,240
Vale Capital II 6.75%, due 06/15/12 mandatory cv. notes (BBBH) (exchangeable for ADS representing Vale S.A. preferred A shares)	6,500	591,500

		4,077,290

TOTAL MANDATORY CONVERTIBLE SECURITIES (6)		9,150,365

Portfolio of Investments March 31, 2010 (continued)

	Shares	Value (Note 1)

COMMON STOCKS - 6.5%

Chemicals - 1.0%
Celanese Corp.	33,911	$1,080,065

Media and Entertainment - 2.0%
The Walt Disney Company	60,000	2,094,600

Pharmaceuticals - 1.5%
Johnson & Johnson	10,500	684,600
Merck & Co.	23,651	883,365

		1,567,965

Telecommunications - 2.0%
AT&T, Inc.	40,000	1,033,600
Verizon Communications, Inc.	32,000	992,640

		2,026,240

TOTAL COMMON STOCKS		6,768,870

Total Convertible Bonds and Notes - 71.3%		$74,104,746
Total Corporate Bonds and Notes - 1.2%		1,231,000
Total Convertible Preferred Stocks - 10.0%		10,342,036
Total Mandatory Convertible Securities - 8.8%		9,150,365
Total Common Stocks - 6.5%		6,768,870

Total Investments - 97.8%		101,597,017

Other assets and liabilities, net - 2.2%		2,249,400

Total Net Assets - 100.0%		$103,846,417

(1)

Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at March 31, 2010 was $13,012,563, which represented 12.5% of the Fund’s net assets.

(2)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(3)	Security is in default.

(4)

Investment is valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at March 31, 2010, which represented 0.7% of the Fund’s net assets.

(5)

Restricted securities include securities that have not been registered under the Securities Act, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of March 31, 2010, the Fund was invested in the following restricted securities:

Amerivon Holdings LLC 4% units containing cv. promissory note and warrants due 2010, acquired June 1, 2007.

(6)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Investment Abbreviations		Summary of Portfolio Ratings *
			% of
ACES	Automatic Common Exchange Securities.		Portfolio

ADR	American Depositary Receipts.
ADS	American Depositary Shares.	A	9
BONUSES	Bifurcated Option Note Unit Securities.	BBB	16
PIERS	Preferred Income Equity Redeemable Securities.	BB	20
PRIDES	Preferred Redeemable Income Dividend Equity Securities.	B	23
T-DECS	Tangible Dividend Enhanced Common Stock.	CCC	2
		Not Rated	32
Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s.
NR is used whenever a rating is unavailable.		* Excludes equity securities and cash.

See accompanying notes to financial statements

Statement of Assets and Liabilities (unaudited)

March 31, 2010

Assets:
Investments at value (cost $99,827,696) (Note 1)	$101,597,014
Cash	2,709,823
Receivable for securities sold	478,583
Dividends and interest receivable	713,574
Other assets	17,993

Total assets	105,516,987

Liabilities:
Payable for securities purchased	1,655,602
Accrued management fee (Note 2)	9,249
Other liabilities	5,719

Total liabilities	1,670,570

Net Assets	$103,846,417

Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$133,605
Additional paid-in capital	117,057,502
Undistributed net investment income	520,839
Accumulated net realized loss from investment transactions	(15,634,847)
Unrealized appreciation on investments	1,769,318

Net Assets	$103,846,417

Net asset value per share ($103,846,417 ÷ 13,360,463 outstanding shares)	$7.77

Statement of Operations (unaudited)
For the Six Months Ended March 31, 2010

Investment Income (Note 1):
Interest	$2,189,673
Dividends	751,139

Total income	2,940,812

Expenses (Note 2):
Management fee	370,084
Custodian	7,039
Transfer agent	13,592
Legal fees	25,881
Audit fees	19,050
Trustees' fees	48,375
Reports to shareholders	27,852
Administrative services fees	24,726
Other	31,523

Total expenses	568,122

Net Investment Income	2,372,690

Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	2,341,025
Net unrealized appreciation of investments	5,858,061

Net gain on investments	8,199,086

Net Increase in Net Assets Resulting from Operations	$10,571,776

See accompanying notes to financial statements

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31, 2010(a)	September 30, 2009

Change in net assets from operations:
Net investment income	$2,372,690	$4,383,013
Net realized gain (loss) from investment transactions	2,341,025	(14,965,859)
Net unrealized appreciation of investments	5,858,061	14,738,073

Net increase in net assets resulting from operations	10,571,776	4,155,227

Dividends to shareholders from:
Net investment income	(2,209,688)	(4,209,494)

Capital share transactions (Note 3)	511,372	530,224

Change in net assets	8,873,460	475,957

Net assets at beginning of period	94,972,957	94,497,000

Net assets at end of period	$103,846,417	$94,972,957

Undistributed net investment income at end of period	$520,839	$1,103,138

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months Ended March 31, 2010(a)		Years Ended September 30,

			2009	2008	2007	2006	2005

Operating Performance:
Net asset value, beginning of period	$7.15		$7.18	$10.27	$9.60	$9.29	$8.71

Net investment income	0.18		0.33	0.31	0.33	0.33	0.29
Net realized and unrealized gain (loss)	0.61		(0.04)	(2.24)	1.00	0.29	0.59

Total from investment operations	0.79		0.29	(1.93)	1.33	0.62	0.88

Less Distributions:
Dividends from net investment income	(0.17)		(0.32)	(0.33)	(0.39)	(0.31)	(0.30)
Distributions from realized gains	-		-	(0.83)	(0.27)	-	-

Total distributions	(0.17)		(0.32)	(1.16)	(0.66)	(0.31)	(0.30)

Net asset value, end of period	$7.77		$7.15	$7.18	$10.27	$9.60	$9.29

Market value, end of period	$6.84		$6.16	$5.30	$9.09	$8.20	$7.84

Total Market Value Return (%)(b)	13.3		23.9	(33.3)	19.6	8.8	2.5
Total Net Asset Value Return (%)(b)	11.6		6.1	(21.0)	14.4	6.8	10.3

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$103,846		$94,973	$94,497	$129,952	$119,264	$114,824
Ratio of expenses to average net assets (%)	1.2	(c)	1.2	1.1	1.1	1.2	1.2
Ratio of net investment income to
average net assets (%)	4.8	(c)	5.5	3.6	3.4	3.6	3.4
Portfolio turnover rate (%)	29		71	61	84	60	82

(a)	Unaudited.

(b)

Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(c)	Annualized.

See accompanying notes to financial statements

Notes to Financial Statements (unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization - Ellsworth Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification - Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Ellsworth Fund Ltd. as of March 31, 2010:

	Level 1	Level 2	Level 3

Investments in Securities:
Common Stocks:
Chemicals	$1,080,065	$—	$—
Media and Entertainment	2,094,600	—	—
Pharmaceuticals	1,567,965	—	—
Telecommunications	2,026,240	—	—

Total Common Stocks	6,768,870	—	—

Convertible Bonds and Notes	—	74,104,746	—
Corporate Bonds and Notes	—	481,000	750,000
Convertible Preferred Stocks	—	10,342,036	—
Mandatory Convertible Securities	—	9,150,365	—

Total Investments	$6,768,870	$94,078,147	$750,000

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total

Beginning balance	$—	$750,000	$—	$750,000
Change in unrealized appreciation (depreciation)	—	—	—	—

Net transfers in/out of level 3	—	—	—	—

Ending balance	$—	$750,000	$—	$750,000

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes - The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 3 cents per share for the six months ended March 31, 2010. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At March 31, 2010 there were unrealized losses of approximately 13 cents per share on contingent payment debt instruments.

(f) Distributions to Shareholders - Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2008 were as follows:

	2009	2008

Ordinary income	$4,209,494	$7,214,059
Net realized gain on investments	—	7,565,939

	$4,209,494	$14,779,998

At March 31, 2010, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$10,638,953
Unrealized depreciation	(8,227,313)

Net unrealized appreciation	2,411,640

Cost for federal income tax purposes	$99,185,371

Notes to Financial Statements (continued)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk - It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $9,150,365 at March 31, 2010, representing 8.8% of net assets.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 - PORTFOLIO ACTIVITY

At March 31, 2010, there were 13,360,463 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended March 31, 2010, 82,746 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $511,372.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $31,277,612 and $27,718,743, respectively, for the six months ended March 31, 2010.

NOTE 4 - SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through May 24, 2010, the date the financial statements have been issued, and has determined that no events have occurred that require disclosure.

Board Approval of Advisory Contract

The independent trustees of Ellsworth renewed the advisory contract with Dinsmore Capital Management Co. in November 2009. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital - The Board (the “Board”) of the Fund and the independent trustees reviewed the services to be provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital would supervise all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement, Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities shall be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; and (e) take, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the above.

Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently is providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital - In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, investment seminars and visits to issuers, and the review of: (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund.

Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2010.

The performance of the Fund relative to comparable funds - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2009 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group. Both

Board Approval of Advisory Contract (continued)

the Board and the independent trustees noted that the Fund’s performance for the five and ten year periods was below the average performance of the funds in the peer group, but was above the average performance of such funds for the one and three year periods. In evaluating the Fund’s performance against funds in its peer group, the Board and the independent trustees took into account the fact that many of the Fund’s competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund does not engage in leverage. The Board and the independent trustees also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. The Board and the independent trustees recognized that only three of the funds in the Fund’s peer group followed a similar investment approach. Accordingly, the Board and the independent trustees concluded that performance of the Fund was satisfactory.

The performance of the Fund relative to indices - Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2009 against the performance of the Bank of America Merrill Lynch All Convertibles Index (“VXA0”) and the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”). Both the Board and the independent trustees noted that, although the Fund’s performance was below that of the VXA0 for all periods under review, when adjusted for fees (because the VXA0 incurs no fees), the Fund’s performance results were roughly comparable to those of the VXA0 for the five-year period. However, the Fund’s performance was above that of the VXA1 for the five-year period and, when adjusted for expenses, roughly comparable to the performance of the VXA1 for the three and ten year periods.

Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to continue the Advisory Agreement, the Board and the independent trustees concluded that no changes should be made to the Fund’s investment objective or policies, or the portfolio management team and that performance was satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel - Both the Board and the independent trustees noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

Overall performance of Dinsmore Capital - After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies - Both the Board and the independent trustees noted that the Fund and Bancroft Fund Ltd. (together, the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same.

Both the Board and the independent trustees concluded that, because the fee rates are the same for the Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Bancroft Fund Ltd.

Board Approval of Advisory Contract (continued)

Fees relative to those of comparable funds with other advisors - After reviewing the advisory fee rate for the Fund against the advisory fee rates for funds advised by other advisors in the Fund’s peer group both the Board and the independent trustees determined that the Fund’s advisory fee rate was at approximately the median of the funds in its peer group, and concluded that the current advisory fee rate of the Fund was fair and reasonable.

Expense limitations and fee waivers - Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The Board noted that expense ratios for the Funds had increased this year principally as a result of lower assets under management. This reduction, in turn, resulted from the severe market downturn. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund were fair and reasonable.

Breakpoints and economies of scale - Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund’s assets reach $100 million. Both the Board and the independent trustees noted that breakpoints had become effective for the Fund as a result of the Fund’s rights offering that occurred during the 2004 fiscal year, which resulted in lower management fee expenses as a percentage of assets. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital - Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements, including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Dinsmore Capital’s operations were at approximately break even during its most recent fiscal year, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital could be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees urged Dinsmore Capital to redouble efforts to increase its assets under management.

Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Benefits of soft dollars to Dinsmore Capital - Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Board Approval of Advisory Contract (continued)

Dinsmore Capital’s financial soundness in light of the Fund’s needs - Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

Historical relationship between the Fund and Dinsmore Capital - In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends - Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board continued the Advisory Agreement.

Miscellaneous Notes

Results of the 2010 Annual Shareholders Meeting
The Annual Meeting of Shareholders of the Fund was held on January 15, 2010. The results of the shareholder vote were:

1.	All persons nominated were elected.

	Terms expiring in 2013	Shares voted for	Shares withheld
	Dr. Elizabeth C. Bogan	10,076,246	2,078,489
	Nicolas W. Platt	10,046,107	2,108,628

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent accountants was ratified, as 11,918,648 shares voted for, 65,009 shares voted against and 171,078 shares abstained.

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177 or at our website at www.ellsworthfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Miscellaneous Notes (continued)

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of Ellsworth Fund Ltd. from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees	Internet
KINCHEN C. BIZZELL, CFA	www.ellsworthfund.com
ELIZABETH C. BOGAN, Ph.D.	email: info@ellsworthfund.com
THOMAS H. DINSMORE, CFA
DANIEL D. HARDING, CFA	Shareholder Services and Transfer Agent
JANE D. O’KEEFFE	American Stock Transfer & Trust Company
NICOLAS W. PLATT	59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com
Officers

THOMAS H. DINSMORE, CFA	Investment Adviser
Chairman of the Board and Chief Executive Officer	Dinsmore Capital Management Co.
65 Madison Avenue, Suite 550
JANE D. O’KEEFFE	Morristown, NJ 07960-7308
President	(973) 631-1177

GARY I. LEVINE
Executive Vice President, Chief Financial Officer and Secretary	Custodian
Brown Brothers Harriman & Co.
JAMES A. DINSMORE
Vice President
Beneficial Share Listing
H. TUCKER LAKE, JR.	NYSE Amex Symbol: ECF
Vice President

GERMAINE M. ORTIZ	Legal Counsel
Vice President	Ballard Spahr LLP

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer	Independent Accountants
Tait, Weller & Baker LLP
JOANN VENEZIA
Vice President

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

ELLSWORTH FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.ellsworthfund.com

ITEM 2.	CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6.	INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7.      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9.      PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of this Form N-CSR.

ITEM 11.	CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 28, 2010 an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or

240.15d-15(b)), the Registrant’s officers, including the PEO and PFO, concluded that, as of May 28, 2010, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Fund Ltd.

By:	/s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas H. Dinsmore

Thomas H. Dinsmore

Chairman of the Board and

Chief Executive Officer

(Principal Executive Officer)

Date:   May 28, 2010

By:	/s/ Gary I. Levine

Gary I. Levine

Chief Financial Officer

(Principal Financial Officer)

Date:   May 28, 2010